EM Capital India Gateway Fund
A series of Coventry Funds Trust
Supplement dated December 1, 2007
to Prospectus Dated May 11, 2007
The Investment Adviser and Portfolio Managers
     Robert K. Bell is no longer the Lead Portfolio Manager for EM Capital India Gateway Fund. Consequently, all references to Mr. Bell are deleted from the prospectus in their entirety. Dhruba Gupta and Seth R. Freeman continue to serve as Co-Portfolio Managers for the Fund.
     G.N. Bajpai has accepted the position of Senior Advisor to EM Capital Management, LLC, the Fund’s adviser, following his resignation as Non-Executive Chairman. Mr. Bajpai, remains an interest-holder in the company.
     In addition, EM Capital Management, LLC, has relocated. Its new address is:
EM Capital Management, LLC
920 Country Club Drive
Suite 1-E
Moraga, CA 94556
Redemption Fee
     The following disclosure is added to the section of the prospectus entitled “Redemption Fee”:
     If your shares are held through an investment representative in an omnibus or other group account, the Fund relies on the investment representative to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.
The Administrator and Distributor
     Effective as of August 1, 2007, BISYS Fund Services Ohio, Inc. (“BISYS”), the Fund’s administrator, fund accounting agent and transfer agent, was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS, by a subsidiary of Citibank N.A. (“Citi”). All references to BISYS Fund Services Ohio, Inc. in the Prospectus and Statement of Additional Information are hereby replaced with Citi Fund Services Ohio, Inc.
     In addition, the Board of Trustees of the Fund approved a new distribution agreement with Foreside Distribution Services, L.P. (“Foreside”), under which Foreside assumed certain services previously performed by BISYS Fund Services Limited Partnership, the Fund’s former distributor. All references to BISYS Fund Services Limited Partnership in the Prospectus and Statement of Additional Information are hereby replaced with Foreside Distribution Services, L.P. Foreside is not affiliated with Citi, CFSO or EM Capital Management, LLC.
     No changes have been made in the Prospectus and Statement of Additional Information with respect to the addresses for CFSO or Foreside

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 11, 2007. These documents are available upon request and without charge by calling EM Capital India Gateway Fund toll-free at (866) 611-4967 or by visiting www.emcapitalfunds.com.
You should retain this Supplement for future reference.